EXHIBIT 99.2
                                                                    ------------

                              MACROCHEM CORPORATION
                                  BALANCE SHEET
                                   (Unaudited)

                                                                            Pro-forma *         Adjusted
                                                         July 31, 2003      Adjustment        July 31, 2003
                                                         -------------      ------------      -------------
                                                   ASSETS
Current assets:
   Cash and cash equivalents                            $      551,417      $  3,027,000      $   3,578,417
   Short-term investments                                    6,155,021                 -          6,155,021
   Accounts receivable                                          11,571                 -             11,571
   Receivable due from related party                            23,724                 -             23,724
   Prepaid expenses and other current assets                   426,639                 -            426,639
                                                        --------------      ------------      -------------
      Total Current Assets                                   7,168,372         3,027,000         10,195,372


Property & equipment, net                                      284,508                 -            284,508

Other assets:
   Patents, net                                                633,845                 -            633,845
   Deposits                                                     29,193                 -             29,193
                                                        --------------      ------------      -------------
      Total other assets                                       663,037                 -            663,037

                                                        --------------      ------------      -------------
Total assets                                            $    8,115,918      $  3,027,000         11,142,918
                                                        ==============      ============      =============

                                                LIABILITIES

Current liabilities:
   Accounts payable                                     $      117,910                 -      $     117,910
   Accrued expenses and other liabilities                      291,167                 -            291,167
   Deferred compensation and related accrued interest                -                 -                  -
                                                        --------------      ------------      -------------
      Total current liabilities                                409,077                 -            409,077

Deferred rent                                                   40,983                 -             40,983
Deferred revenue                                                     -                 -                  -
                                                        --------------      ------------      -------------
Total liabilities                                              450,059                 -            450,059

Commitments and contingencies

                                            STOCKHOLDERS' EQUITY

Preferred stock                                         $            -      $          -      $           -
Common stock, $.01 par value, 60,000,000 shares
  authorized; 28,390,654 and 28,163,054 shares issued
  at July 31, 2003 and December 31, 2002, respectively
  (after offering issued of 32,944,334)                        283,907            45,537            329,444
Additional paid-in capital                                  72,887,816         2,981,463         75,869,279
Unearned compensation                                                -                 -                  -
Accumulated deficit                                       (65,055,829)                 -       (65,055,829)
Less cost of treasury stock (142,002 and 185,264
  shares at July 31, 2003 and December 31, 2002,
  respectively)                                              (450,035)                 -          (450,035)
                                                        --------------      ------------      -------------
Total stockholders' equity                                   7,665,858         3,027,000         10,692,858

                                                        --------------      ------------      -------------
Total liabilities and stockholders' equity              $    8,115,918      $  3,027,000      $  11,142,918
                                                        ==============      ============      =============

* Sale of 4,553,680 common shares at $0.71292 for gross proceeds of $3,246,410,less agent fee of $194,500 and legal fees of $25,000 for net proceeds of approximately $3,027,000.